                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                                        Distribution Date: 8/16/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        4,024,041.67        293,995.14        169,310.74          4,487,347.55
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               36,686,205.85      2,620,373.38      4,367,475.31         43,674,054.35

(iv)    Collections of Finance Charge Receivables           4,473,739.00        319,544.26        532,596.50          5,325,879.76

(v)     Aggregate Amount of Principal Receivables                                                                18,917,597,065.55

                                      Investor Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14
                                      Adjusted Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

                                                 Series
        Floating Investor Percentage              1.89%            84.00%             6.00%            10.00%               100.00%
        Fixed Investor Percentage                 1.89%            84.00%             6.00%            10.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.15%
               30 to 59 days                                                                                                  1.29%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.72%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             1,456,370.09        104,023.66        173,380.17          1,733,773.92

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         250,000.00         17,856.67         29,762.38            297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

(xiv)   LIBOR                                                                                                              5.04875%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                    2,711,854.17        198,127.16                            2,909,981.32

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xix)   Interest Funding Account Investment Proceeds                                                                     11,737.74

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     6,946,548.41        500,597.25        502,834.12          7,949,979.77

(xxii)  Certificate Rate                                         5.24875%          5.36875%          5.68875%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                                        Distribution Date: 9/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                                0.00              0.00        191,971.08            191,971.08
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               39,402,805.57      2,814,411.06      4,690,885.24         46,908,101.87

(iv)    Collections of Finance Charge Receivables           4,899,524.61        349,956.71        583,286.07          5,832,767.39

(v)     Aggregate Amount of Principal Receivables                                                                18,569,000,116.53

                                      Investor Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14
                                      Adjusted Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

                                                 Series
        Floating Investor Percentage              1.92%            84.00%             6.00%            10.00%               100.00%
        Fixed Investor Percentage                 1.92%            84.00%             6.00%            10.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.12%
               30 to 59 days                                                                                                  1.27%
               60 to 89 days                                                                                                  0.89%
               90 or more days                                                                                                1.72%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             1,523,766.22        108,837.54        181,403.64          1,814,007.40

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         250,000.00         17,856.67         29,762.38            297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.50%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

(xiv)   LIBOR                                                                                                              5.48563%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                            0.00              0.00                                    0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xix)   Interest Funding Account Investment Proceeds                                                                        149.09

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     4,649,663.76        332,109.98        553,523.69          5,535,297.43

(xxii)  Certificate Rate                                         5.68563%          5.80563%          5.86375%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                                0.00              0.00        164,099.85            164,099.85
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               38,277,504.27      2,734,034.54      4,556,918.66         45,568,457.47

(iv)    Collections of Finance Charge Receivables           4,585,348.45        327,516.16        545,883.55          5,458,748.16

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14
                                      Adjusted Interest   300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

                                                 Series
        Floating Investor Percentage              1.92%            84.00%             6.00%            10.00%               100.00%
        Fixed Investor Percentage                 1.92%            84.00%             6.00%            10.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             1,487,424.70        106,241.79        177,077.20          1,770,743.69

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         250,000.00         17,856.67         29,762.38            297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.41%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      300,000,000.00     21,428,000.00     35,714,857.14        357,142,857.14

(xiv)   LIBOR                                                                                                              5.48563%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                    1,563,548.25        114,036.12                            1,677,584.37

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xix)   Interest Funding Account Investment Proceeds                                                                      6,923.42

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     4,341,810.32        310,121.04        516,121.17          5,168,052.53

(xxii)  Certificate Rate                                         5.68563%          5.80563%          5.90750%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President